UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
  Preliminary Proxy Statement
  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Palmetto Real Estate Trust
(Name of Registrant as Specified in Its Charter)

________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
____________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
____________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
____________________________________________________________________________

(5)	Total fee paid:
____________________________________________________________________________

  Fee paid previously with preliminary materials.
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
____________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
____________________________________________________________________________

(3)	Filing Party:
____________________________________________________________________________

(4)	Date Filed:
____________________________________________________________________________

PALMETTO REAL ESTATE TRUST
45 LIBERTY LANE
GREENVILLE, SC 29607

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JUNE 1, 2006

TO: SHAREHOLDERS OF PALMETTO REAL ESTATE TRUST:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Palmetto Real Estate Trust (the “Trust”) will be convened at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, June 1, 2006 at 11:30 am., E.D.T., for the following purposes:

        (1)    To elect eight Trustees for the governing body of the Trust until the next Annual Meeting or until their successors are duly elected and qualified in accordance with the provisions of the Trust.

        (2)    To transact such further business as may properly come before the annual meeting or any adjournment thereof.

        NOTICE IS FURTHER GIVEN that the Board of Trustees has fixed the close of business on April 14, 2006 as the record date for the determination of shareholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

        You are cordially invited to attend the Annual Meeting in person. In the event you are unable to do so, it would be appreciated if you would sign and return the enclosed form of Proxy in the accompanying envelope which requires no postage if mailed in the United States.

By Order of the Board of Trustees,

/s/ Melvin K. Younts Melvin K. Younts, Secretary

Greenville, SC
April 21, 2006

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

SHAREHOLDERS MAY REVOKE A PROXY UPON DELIVERY TO THE SECRETARY OF THE TRUST OF A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING OF SHAREHOLDERS AND VOTING IN PERSON.

PALMETTO REAL ESTATE TRUST
45 LIBERTY LANE
GREENVILLE, SC 29607

PROXY FOR ANNUAL MEETING
JUNE 1, 2006

        The undersigned, revoking all previous proxies, appoints Hunter Howard, Jr., Trustee, and Melvin K. Younts, Secretary, or either of them or their attorneys and agents with power of substitution in each of them for and on behalf of the undersigned, to vote as proxy at the Annual Meeting of the shareholders of Palmetto Real Estate Trust, to be held at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, June 1, 2006 at 11:30 A.M., E.D.T., and at any adjournment thereof, according to the number of shares that the undersigned would be entitled to vote if then personally present upon election of Trustees, and any other proposals and matters to come before the meeting; the undersigned agrees that the proxies and each of them may vote in accordance with their discretion on all matters which may legally come before the meeting unless authority is withheld below.

ELECTION OF PROPOSED TRUSTEES

Melvin K. Younts	( ) For	( ) Authority Withheld

William J. Ables	( ) For	( ) Authority Withheld

Hunter Howard, Jr	( ) For	( ) Authority Withheld

Billy B. Huskey	( ) For	( ) Authority Withheld

C. Laney Younts	( ) For	( ) Authority Withheld

B. A. Franks	( ) For	( ) Authority Withheld

Rudy Ables	( ) For	( ) Authority Withheld

James A. Boling, Jr	( ) For	( ) Authority Withheld

IT IS UNDERSTOOD THAT UPON THIS PROXY BEING SIGNED AND RETURNED TO THE TRUST WITHOUT INSTRUCTIONS AS TO THE ELECTION OF PROPOSED TRUSTEES, THAT IT WILL BE VOTED FOR THE NOMINEES FOR TRUSTEES AS CONTAINED IN THE PROXY STATEMENT. FURTHERMORE, IT IS UNDERSTOOD THAT THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS WHICH MAY LAWFULLY COME BEFORE THE MEETING AND WHICH ARE NOT KNOWN OR DETERMINED AT THE TIME OF MAILING OF THE NOTICE OF THE MEETING TO THE UNDERSIGNED.

__________ DATE	_________________________________________ SIGN EXACTLY AS NAME PRINTED HEREON

RETURN OF THIS PROXY BEFORE JUNE 1, 2006 IS SOLICITED BY
BOARD OF TRUSTEES

PALMETTO REAL ESTATE TRUST
45 LIBERTY LANE
GREENVILLE, SC 29607

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2006

        This Proxy Statement is furnished to the shareholders of Palmetto Real Estate Trust (the “Trust”) in connection with the solicitation of proxies for the Annual Meeting of Shareholders to be held at the Poinsett Club, 807 East Washington Street, Greenville, South Carolina on Thursday, June 1, 2006, at 11:30 am., E.D.T. The approximate date of the mailing of this Proxy Statement and accompanying Proxy is April 21, 2006.

SOLICITATION AND REVOCATION OF PROXY

        The Proxy accompanying this Proxy Statement is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST for use at such annual meeting of shareholders or any adjournment or adjournments thereof. The Trust does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Trust, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

        The shares represented by the accompanying Proxy will be voted if the Proxy is properly signed and received by the Trust prior to the time of the Annual Meeting. Where specific instruction is given on any proxy to vote on any matter to come before the meeting, the Proxy will be voted in accordance with such instructions. If no such instruction is given, the Proxy will be voted ‘FOR” the nine nominees to the Board of Trustees named herein, and any other discretionary matter which lawfully comes before the meeting. Any such proxy submitted hereunder shall be subject to revocation at the option of the person executing the same by written notification to the Secretary at any time prior to the Annual Meeting, and the voting of the proxy shall be suspended if the person giving the proxy attends the meeting and elects to vote in person. Any proxy granted may also be revoked by the shareholder later granting a subsequently dated proxy to any other person entitled to vote at the meeting.

SOLICITATION OF PROXIES

        The expense in connection with the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement and the related materials, will be borne by the Trust.

        We are mailing our 2005 Annual Report along with this proxy statement. The Annual Report contains financial statements reflecting our financial position and results of operation at December 31, 2005 and for the two years then ended. The Annual Report, however, is not part of this Proxy Statement.

VOTING RIGHTS

        Pursuant to the provisions of the governing instrument of the Trust (the Declaration of Trust), the Trustees have fixed April 14, 2006 as the record date for the determination of shareholders entitled to receive notice of, and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to such notice and to vote at the Annual Meeting.

        The voting securities of the Trust outstanding at the close of business on April 14, 2006 consisted of 1,770,006 shares of Beneficial Interest with par value of $1.00 per share, each of which is entitled to one vote. The presence, in person, or by proxy of the holders of 30% percent of the shares entitled to vote at the Annual Meeting is necessary for a quorum. As of April 14, 2006, the Trust held in possession 57,272 treasury shares not included in the above total indicated as issued and outstanding. The treasury stock is not voting stock.

        In accordance with Section 2.2 of the Declaration of Trust, all shareholders have an absolute right of cumulative voting at the time of election of Trustees. Upon compliance with the provisions of Section 2.2, a shareholder who desires to cumulate votes by utilizing the proxy shall conspicuously indicate his intention on the proxy form and attach a brief explanation as to exactly how he wishes his vote cast so that the proxy committee can vote accordingly at the Annual Meeting. Additionally, if a shareholder votes “FOR” and grants discretionary authority on the proxy form, the proxyholder is entitled to cumulate votes for the nominees of his choice by following the procedure outlined herein.

        Section 2.2 requires that each shareholder entitled to vote at an annual meeting of shareholders for the election of Trustees shall have the right to cumulate his votes either (1) by giving to one candidate as many votes as shall equal the number of Trustees who are to be elected multiplied by the number of shares owned by such shareholder, or (2) by distributing his votes on the same principle among any number of candidates. The candidates receiving the highest number of votes up to the number of Trustees to be elected shall be elected. A shareholder who intends to vote his shares cumulatively for Trustees as provided above shall either (1) give written notice of such intention to the Chairman or Secretary of the Trust not less than 48 hours before the time fixed for the meeting, or (2) announce his intention at such meeting before the voting for Trustees shall commence; upon notice given either way, all shareholders are entitled to cumulate their votes. If a shareholder intending to cumulate his vote gives notice at the meeting, the person presiding may, or if requested by any shareholder, recess the meeting for a period not to exceed two hours.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, TRUSTEES, AND MANAGEMENT

        In accordance with Securities and Exchange Commission regulations, the following table shows how much of our shares of beneficial interest are owned by the Trustees, management, and owners of five percent or more of the outstanding shares of beneficial interest as of April 14, 2006:

NAME	SHARES BENEFICIALLY OWNED	PERCENTAGE

Billy B. Huskey (1)
Trustee	203,000	11.5%
Greenville, SC

Melvin K. Younts (1)
Secretary and Trustee	165,930	9.4%
Fountain Inn, SC

Ted D. Smith	100,000	5.6%
Greenville, SC

William J. Ables (1)
Chairman of the Board	41,868 (2)	2.4%
and Trustee
Greenville, SC

James A. Boling, Jr. (1)	31,000	1.8%
Trustee
Taylors, SC

B. A. Franks (1)
Chief Financial Officer and
Treasurer and Trustee	25,540 (3)	1.4%
Salem, SC

Rudy Ables	24,100 (4)	1.4%
Vice President and Trustee
Greenville, SC

C. Laney Younts (1)
President and Trustee	11,714	<1%
Simpsonville, SC

Ted LeCroy
Manager	14,292 (5)	<1%
Greenville, SC

S. Hunter Howard, Jr. (1)
Trustee	10,000	<1%
Columbia, sC

R. Riggie Ridgeway
Trustee	500	<1%
Easley, SC

Group of Trustees and
Management	527,944	29.8%

(1)	These persons are nominees for re-election to the Board of Trustees.

(2)	This includes 19,482 shares of beneficial interest registered in the name of William J. and Lois E. Ables as joint tenants.

(3)	This includes 17,514 shares of beneficial interest registered in the name of B.A. Franks and Joleen F. Taylor as joint tenants and 8,026 shares of beneficial interest in the name of B.A. and Ann S. Franks as joint tenants.

(4)	These shares of beneficial interest are registered in the name of Rudy and Sonya Ables as joint tenants.

(5)	This includes 14,041 shares of beneficial interest registered in the name of Ted and Tara B. LeCroy as joint tenants and 251 shares in the name of LeCroy and Company.

ELECTION OF TRUSTEES

        The term of office of the nine Trustees presently serving the Trust shall expire on the date of the Annual Meeting and their successors shall be duly elected at the Annual Meeting to serve until the next meeting or until their successors shall be duly elected and qualified.

BOARD OF TRUSTEE AFFILIATIONS

        Melvin K. Younts is a partner of Younts, Alford, Brown & Goodson, Attorneys, who serve as legal counsel for the Trust.

NOMINEES FOR TRUSTEES

        The names of the Trustees are listed opposite for whom the Proxy solicited will be voted unless such authority is withheld. The following table sets forth the name, age, office held, year elected, and their principal occupation.

        Each nominee for Trustee has indicated that he is willing and able to serve as a Trustee if elected. However, if any nominee should become unable to serve or will not serve, the persons named on the enclosed proxy card will vote for such other nominees and substitute nominees as designated by the Board of Trustees.

NOMINEES AND TRUSTEES

Melvin K. Younts, 76, is a partner in the law firm of Younts, Alford, Brown and Goodson, Fountain Inn, SC. He was elected a Trustee in 1971 and currently serves as Secretary of the Trust. His son is C. Laney Younts, President of the Trust.

William J. Ables, 83, is a retired District Sales Manager for State Farm Insurance Company. He was elected a Trustee in 1988. He served as President of the Trust from 1991 to 2005 and currently serves as Chairman of the Board of Trustees. His son is Rudy Ables, a Trustee of the Trust.

B. A. Franks, 71, is the retired Manager of Palmetto Real Estate Trust. He was elected a Trustee in 2002. He currently serves as Treasurer and Chief Financial Officer of the Trust.

S. Hunter Howard, Jr., 52, is President and Chief Executive Officer of the South Carolina Chamber of Commerce, Columbia, SC. He was elected a Trustee in 1995.

Billy B. Huskey, 79, is President of Huskey Construction Company. He was elected a Trustee in 1988.

R. Riggie Ridgeway, 59, is President and Chief Executive Officer of Peoples Bancorporation, Inc., Easley, SC. He was elected a Trustee in 1993. He will not be running for re-election to the Board of Trustees.

C. Laney Younts, 41, is President of Younts Properties, Inc., Commercial Mortgage, Inc., and First State Mortgage Bankers. He was elected a Trustee in 1990. He currently serves as President of the Trust. His father is Melvin K. Younts, Secretary of the Trust.

Rudy Ables, 49, is an agent for State Farm Insurance Company, Greenville, SC. He was elected a Trustee in 2004. He was elected Vice President of the Trust in 2006. His father is William J. Ables, Chairman of the Board of Trustees of the Trust.

James A. Boling, Jr., 52, is an agent for State Farm Insurance Company, Greenville, SC. He was elected a Trustee in 2004.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

EXECUTIVE COMMITTEE

        The Executive Committee consists of five members of the Board of Trustees. The Executive Committee is elected by the Board of Trustees who has in the past elected the Chairman, President, Vice-President, Secretary, and Treasurer to act as the Executive Committee. This committee does not have a charter. This committee acts on all matters necessary for the benefit of the Trust in the absence of the full Board. It conducts all the necessary functions in matters needed for maintaining and generating the business of the Trust. The Executive Committee meets more often than the Board of Trustees. These meetings are recorded and the minutes transcribed and sent to each Trustee. In 2005, the Executive Committee consisted of B. A. Franks, Melvin Younts, Laney Younts, William Ables, and Rudy Ables.

        The Executive Committee met three times in 2005 and all of the members of the Executive Committee attended the 2005 annual meeting of the shareholders.

        The Executive Committee also makes nominations to serve on the Board of Trustees prior to each annual meeting in order that the nominees can be listed on the Proxy Statement. The members of the Executive Committee are not considered independent under Nasdaq Rule 4200(a)(15) because each member is an officer of the Trust. The Trust does not have a formal policy with regard to the consideration of any trustee candidates recommended by shareholders because being a small public company all of the members of the Board of Trustees are also shareholders of the Trust and a majority of the members of the Board of Trustees have served on the Board for many years and continue to be re-elected each year.

COMPENSATION COMMITTEE

        During 2005, the Compensation Committee was composed of Hunter Howard, Jr., Chairman, Billy Huskey, and Laney Younts. The Compensation Committee was created in 2004 to meet after the audit is complete and report to the Executive Committee in April of each year the committee’s recommendations regarding compensation of officers and employees of the Trust. The Compensation Committee met one time in 2005.

AUDIT COMMITTEE

        In 2005, the Trust did not have a separately-designated standing audit committee. None of the Trustees qualify as “audit committee financial experts” as defined in the SEC rules. As a relatively small public company, it is difficult to identify potential qualified candidates that are willing to serve on the Board of Trustees and otherwise meet the requirements for service. At the present, we do not know if or when we will appoint a new board member that qualifies as an audit committee financial expert.

AUDITOR AND AUDITING AND RELATED FEES

        Auditor. The Trust has selected Dixon Hughes PLLC as its independent auditor for the fiscal year 2006. A representative from Dixon Hughes PLLC will attend the Annual Meeting and will be available to respond to appropriate questions during the Annual Meeting.

        Audit Fees. The fees billed for professional services rendered by Dixon Hughes PLLC are as follows:

	2005	2004
Audit Fees	$27,825	$24,300
Audit Related Fees	11,175	-0-
Tax Fees	5,250	9,100
All Other Fees	-0-	-0-

        Audit related fees include fees for quarterly reviews of financial statements in connection with quarterly SEC filings. Tax fees include fees for preparation of corporate tax returns and research related to tax regulations pertinent to the Trust.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

        During the fiscal year ended December 31, 2005, a total of $25,000 was received by the Trustees for the Trustee meetings, Executive Committee meetings, and Compensation Committee meetings held during 2005. Trustees are paid on the basis of Five Hundred Dollars ($500.00) per meeting attended or as any designated and authorized service directed by the Trustees involving a part of, or, an entire day. The Executive Committee consisting of Officers of the Trust receive One Hundred Dollars ($100.00) per month for services and expenses in addition to Trustee compensation as above stated. There was no other compensation paid to any Trustee for service in such capacity. In addition to the above remuneration received by the Trustees, as stated above, Ted LeCroy received, as independent contractor, $ 36,167.00 in 2005 as a fee for acting as Managing Agent for the Trust. There was no compensation or remuneration paid to any officer of the Trust for services rendered during the fiscal year. All Trustees attended at least 75% of the Trustee and Committee meetings held during 2005. Trustees were not paid any other expense during 2005.

STOCK OPTIONS – RETIREMENT

        There are no stock options or retirement plans involving the Trust or benefiting any Trustee, Officer, or employee of the Trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During the fiscal year ended December 31, 2005, we paid the law firm of Younts, Alford, Brown & Goodson, of which Melvin K. Younts, a member of the Board of Trustees, is a partner, the sum of $7,050.00 for legal services rendered.

PERFORMANCE

        The following information compares the Trust earnings per share and dividends per share paid for the past five years:

YEAR	NET EARNINGS	DIVIDENDS PAID
2001	.38	.398
2002	.50	.417
2003	1.04	.410
2004	.74	.402
2005	.52	.64

        The shares of the Trust are not listed on any stock exchange. The shares are considered to be over the counter trades. However, there were not any known over the counter transactions during 2005. In the past, shareholders have notified the Trust office of a desire to sell and purchasers have been located to acquire the stock offered for sale. The price has been determined between the parties. The sale price of shares for the past five years, to the knowledge of the Trust office has been:

YEAR	PRICE
2001	$3.25
2002	$3.25
2003	$3.75
2004	$4.00
2005	$4.50

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

As required by Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers, and certain other individuals are required to report periodically their ownership of our common stock and any changes in ownership to the SEC. Based on a review of Forms 3, 4, and 5 and any representations made to us, we believe that all such reports for these persons were filed in a timely fashion during 2005 for transactions occurring in 2005 and prior years, with the exception of the following:

•	William Ables – A Form 4 was filed on March 2, 2006 to report the change in Mr. Ables title from President to Chairman of the Trust. Mr. Ables ownership has not changed.
•	Arthur Ables – A Form 3 was filed on April 14, 2006 to report Mr. Ables stock ownership of the Trust. His original purchase of stock in the Trust was in December 1997, he purchased additional stock on March 23, 2005 and Mr. Ables was elected as Vice President of the Trust in January 2006. A Form 3 had not been filed with the SEC to accurately report the beneficial ownership of Mr. Ables.
•	James A. Boling, Jr. – A Form 3 was filed on April 6, 2006 to report Mr. Boling’s stock ownership of the Trust. His original purchase of stock was in May 2004, however a Form 3 had not been filed to obligate him under Section 16 reporting requirements.
•	Bill Franks – A Form 3 was filed on March 22, 2006 to report Mr. Franks’ stock ownership of the Trust. His ownership had not previously been reported on a Form 3 when he was appointed as Chief Financial Officer of the Trust in July 2002.
•	Samuel Hunter Howard, Jr. – A Form 4 was filed on April 7, 2006 to indicate the change in beneficial ownership for shares placed in a Minor Trust Account for Mr. Howard’s child. Having reached emancipation age in April 2003, said child has sold or transferred those previously reported shares.
•	Billy Huskey – A Form 4 was filed on March 2, 2006 to report transactions that occurred in June of 2001 for shares acquired by Mr. Huskey.
•	C. Laney Younts – A Form 4 was filed on March 17, 2006 to accurately report the beneficial ownership of Mr. Younts, which has not changed since 1998, when he last acquired shares of the Trust.
•	Melvin Younts – A Form 4 was filed on March 2, 2006 to accurately report the beneficial ownership of Mr. Younts, which has not changed since 2000, when he last acquired shares of the Trust.

DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS

        If any shareholder wishes a proposal to be included in the Trust’s proxy statement and form of proxy relating to the 2007 annual meeting, they must deliver a written copy of their proposal to the Board of Trustees no later than January 30, 2007. To ensure prompt receipt by the Trust, the proposal should be sent certified mail, return receipt requested. Proposals must also comply with the Trust’s by-laws and the SEC federal proxy rules relating to shareholder proposals in order to be included in the Trust’s proxy materials.

AVAILABLE FINANCIAL INFORMATION

        The Trust will provide free of charge to any shareholder of record as of April 14, 2006, and to each person to whom this Proxy Statement is delivered in connection with the Annual Meeting of Shareholders, upon written request of such shareholder or person, a copy of the Trust’s Form 10-KSB, filed with the Securities and Exchange Commission. Any such request should be directed to Palmetto Real Estate Trust, 45 Liberty Lane, Greenville, South Carolina 29607.

CODE OF ETHICS

        Although the Trust has not adopted a formal code of ethics that applies to senior executive officers, we expect all of our officers and employees to conduct themselves honestly and ethically, particularly in handling actual and apparent conflicts of interest and providing full, accurate, and timely disclosure to the public.

OTHER MATTERS

        As of the date of this Proxy Statement, the Trustees know of no business other than the election of eight Trustees. If other business is properly presented for action at the meeting, the proxies with respect hereto will be voted in accordance with the discretion of the proxyholders.

By Order of the Board of Trustees,

/s/ Melvin K. Younts

Melvin K. Younts, Secretary

Greenville, SC
April 21, 2006

TRUSTEES William J. Ables Billy B. Huskey S. Hunter Howard, Jr. R. Riggie Ridgeway C. Laney Younts Melvin K. Younts Rudy Ables James A. Boling, Jr. B. A. Franks

OFFICERS William J. Ables, Chairman C. Laney Younts, President Rudy Ables, Vice President Melvin K. Younts, Secretary Bill Franks, Treasurer

AUDITORS Dixon Hughes, PLLC P. O. Box 25849 Greenville, SC 29616

ATTORNEYS General Counsel Younts, Alford, Brown & Goodson P. 0. Box 566 Fountain Inn, SC 29644

SEC Counsel Nelson Mullins Riley & Scarborough LLP 104 South Main Street / Ninth Floor Greenville, SC 29601

TRANSFER AGENT Palmetto Real Estate Trust

INDEPENDENT MANAGING CONTRACTOR Ted LeCroy